BUSINESS COMBINATIONS AND INVESTMENTS - Assets Acquired and Liabilities Assumed (Details) - Solid waste management businesses - CAD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Net assets acquired
Cash and cash equivalents recognised as of acquisition date	$ 6.9	$ 48.1
Net working capital, including cash acquired of $6.9 million and $48.1 million, respectively	(26.4)	34.6
Property and equipment	469.5	614.6
Intangible assets	453.3	482.3
Goodwill	529.8	526.4
Lease obligations	(29.7)	(19.3)
Long-term debt	(182.5)	(64.1)
Other long-term liabilities	(1.1)	(8.0)
Landfill closure and post-closure obligations	(18.3)	(34.9)
Deferred income tax liabilities	(83.5)	(52.4)
Identifiable assets recognised	1,111.1	1,479.2
Less:Non-controlling interests		(6.0)
Net assets acquired	1,111.1	1,473.2
Acquisition-date fair value of total consideration transferred
Share capital in subsidiary issued	7.4	154.5
Cash paid	897.8	1,318.7
Contribution from non-controlling interest	205.9
Total Consideration	$ 1,111.1	$ 1,473.2